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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.


                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 4, 1999
                                                 --------------


                                COMMUNITY BANCORP INC.
                (Exact name of Registrant as specified in its charter)




         DELAWARE                      000-26505               33-0859334
----------------------------         -------------         -------------------
(State or other jurisdiction         (File number)          (I.R.S. Employer
    of incorporation)                                      Identification No.)



   130 WEST FALLBROOK STREET, FALLBROOK, CA                          92028
   ----------------------------------------                        ----------
    (Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code: (760) 723-8811
                                                    --------------


            -------------------------------------------------------------
            (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

     A Riverside County (California) Superior Court jury rendered a decision this week against Community Bancorp Inc.'s (the "Company") wholly owned subsidiary, Fallbrook National Bank (the "Bank"), in connection with a dispute with a former employee of the Bank. The amount of the damages awarded was approximately $800,000 plus court and legal costs.

     The Bank intends to appeal the decision and has been informed that the appeal process may take up to two years.

     The Bank intends to take an accrual for the full amount of the award.

     A copy of the a press release issued August 4, 1999 by the Bank and the Company is attached hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99   Press Release

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 4, 1999                        COMMUNITY BANCORP INC.


                                             By: /s/ Thomas E. Swanson
                                                 ---------------------
                                                 Thomas E. Swanson
                                                 President

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                                    EXHIBIT INDEX

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EXHIBIT NO.         DESCRIPTION                                  PAGE NO.
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99                  Press Release
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